SIXTH AMENDMENT OF
                         CREDIT AGREEMENT


      THIS SIXTH AMENDMENT OF CREDIT AGREEMENT (this "Amendment"),
                                                      ---------
dated as of May 6, 1996, by and among E&B MARINE INC., a Delaware corporation, CENTRAL MARINE SUPPLY INC., a New Jersey corporation, E & B MARINE SUPPLY, INC., a New Jersey corporation, E & B MARINE SUPPLY, INC., a Maryland corporation, E&B MARINE SUPPLY (FLORIDA) INC., a Delaware corporation, JAMES BLISS & CO., INC., a Massachusetts corporation, GOLDBERGS' MARINE
DISTRIBUTORS, INC., a Delaware corporation, SEA RANGER MARINE INC., a Delaware corporation and KRISTA CORPORATION, a Delaware corporation (collectively, the "Companies"; individually, a
                                ---------
"Company"), and UNITED JERSEY BANK (successor in interest to
 -------
United Jersey Bank/Central, N.A.) (the "Bank").
                                        ----


                       W I T N E S S E T H:
                       - - - - - - - - - -

          A. The Companies and the Bank entered into a Credit Agreement dated as of June 6, 1994, as amended by the First Amendment of Credit Agreement, Security Agreement and Pledge Agreement dated as of September 12, 1994, the Second Amendment of Credit Agreement dated as of March 8, 1995, the Third Amendment of Credit Agreement dated as of October 27, 1995, a letter agreement dated November 13, 1995 and the Fifth Amendment of Credit Agreement (the "Fifth Amendment") dated as of December 22,
                       ---------------
1995 (collectively, and as further amended, supplemented or otherwise modified, the "Credit Agreement");
                         ----------------

          B. Pursuant to the Credit Agreement, the Bank agreed to provide certain financial accommodations to the Companies, including, without limitation, to make revolving credit loans to the Companies from time to time in an aggregate principal amount at any one time outstanding not to exceed $17,000,000, all upon the terms and subject to the conditions set forth in the Credit Agreement;

          C. The Companies have requested the Bank to (i) increase the maximum permitted aggregate principal amount of the revolving credit loans from $17,000,000 to $20,000,000 until only July 31, 1996, (ii) increase the Borrowing Base (as defined in the Credit Agreement) to 60% until only July 31, 1996 and (iii) modify certain of the financial condition covenants contained in the Credit Agreement in connection therewith, all as more specifically provided below in this Amendment; and

          D. The Bank is willing to so increase the maximum permitted aggregate principal amount of the revolving credit loans and the Borrowing Base until July 31, 1996 and to modify certain of the financial covenant conditions contained in the Credit Agreement in connection therewith, all upon the terms and subject to the conditions set forth below.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          Capitalized terms used in this Amendment shall have the same meanings given them in the Credit Agreement, unless otherwise defined herein.

     Subsection 2.1 of the Credit Agreement is hereby amended to increase the maximum amount of the Revolving Loans Commitment from $17,000,000 to $20,000,000 during only the period commencing on the date of this Amendment and ending on July 31, 1996 (as such amount is reduced from time to time pursuant to subsection
5.7 of the Credit Agreement). The maximum amount of the Revolving Loans Commitment shall be automatically decreased from $20,000,000 to $17,000,000 (as such amount is reduced from time to time pursuant to subsection 5.7 of the Credit Agreement) on August 1, 1996 and, without limiting any provision of the Credit Agreement, the provisions of paragraphs 5.7(d) and 5.7(f) shall apply. The Companies shall execute and deliver to the Bank a promissory note, substantially in the form of Exhibit A to this
                                              ---------
Amendment, to evidence the Revolving Loans, with appropriate insertions therein, payable to the order of the Bank and representing the joint and several obligation of each Company to pay the aggregate unpaid principal amount of all Revolving Loans made by the Bank, with interest thereon as prescribed in subsection 5.1 of the Credit Agreement (the "Amended and Restated
                                             --------------------
Revolving Note").  The Amended and Restated Revolving Note
- --------------
supersedes and replaces the Revolving Note dated June 6, 1994 executed by the Companies in favor of the Bank (the "Original
                                                     --------
Revolving Note").  All references in the Credit Agreement and any
- --------------
other Credit Document to the Revolving Note shall be deemed to refer to the Amended and Restated Revolving Note. The Original Revolving Note shall be marked cancelled and shall be returned to the Companies by the Bank.

     3. Paragraph 8.2(e) is hereby amended and restated in its entirety as follows:

          "(e) within 5 Business Days of the last Business Day of each week of each month, a Borrowing Base Certificate, in each case reflecting the amount of Eligible Inventory as of the last Business Day of such week;"

     4. Subsection 9.1 of the Credit Agreement is hereby amended as follows:

          (a) Paragraph 9.1(b) is hereby amended to decrease the minimum Consolidated Tangible Net Worth as of the last day of the Companies' Second Quarter 1996 from $11,000,000 to $10,500,000.

          (b) Paragraph 9.1(c) is hereby amended to decrease the minimum Debt Service Coverage Ratio for the Companies' four fiscal quarters ending as of the last day of the Companies'
Second Quarter 1996 from 1.3:1 to 1.2:1.

          (c) Paragraph 9.1(d) is hereby amended to (i) delete the word "less" on the fifth line of paragraph 9.1(d) and to insert the word "greater" in lieu thereof and (ii) increase the maximum ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth as of the last day of the Companies' Second Quarter 1996 from 3.2:1 to 3.5:1.

     5. Notwithstanding Schedule IX to the Credit Agreement, the Borrowing Base during the period commencing on the date of this Amendment and ending on July 31, 1996 shall be increased to 60% of Eligible Inventory. Commencing on August 1, 1996, the Borrowing Base shall automatically be decreased to the amount set forth on Schedule IX to the Credit Agreement for the then current period, and without limiting any provision of the Credit Agreement, the provisions of paragraphs 5.7(d) and 5.7(f) shall apply. Thereafter, the Borrowing Base shall be determined in accordance with Schedule IX to the Credit Agreement.

     6. In order to induce the Bank to enter into this Amendment, each Company hereby represents and warrants to the Bank that:

         (a) no Default or Event of Default has occurred and is continuing on and as of the date hereof;

         (b) each of the Credit Documents, after giving effect to this Amendment and the transactions contemplated hereby, continues to be in full force and effect and to constitute the legal, valid and binding obligation of each Company that is a party thereto, enforceable against each Company in accordance with its terms;

         (c) the representations and warranties made by each Company in or pursuant to the Credit Documents, or which are contained in any certificate, document or financial or other written statement furnished at any time under or in connection herewith or therewith, are each true and correct in all material respects on and as of the date hereof as though made as of such date (unless any such representation or warranty speaks as of a particular date, in which case it shall be deemed repeated as of such date);

        (d) when the Credit Agreement dated as of June 6, 1994 was executed, the Companies each contemplated that the amount of the Loans could be increased and that any such increase, if made, would be secured by the Collateral;

        (e) no Company has amended any of its Governing Documents subsequent to the Closing Date, except as set forth in Schedule 3 to the Fifth Amendment; and

        (f) the Companies have furnished a complete and correct copy of theAgreement and Plan of Merger, dated April 2, 1996, among West Marine, Inc., WM Merger Sub, Inc. and E&B Marine and all
amendments thereto, waivers relating thereto and any side letters or other agreements relating thereto (collectively, the "Merger
                                                         ------
Agreements").  None of the Merger Agreements have been amended or
- ----------
supplemented in any material respect, nor have any of the provisions thereof been waived in any material respect. The
Merger Agreements are in full force and effect. E&B Marine is not, and to the best of the knowledge of each Company each other party to any Merger Agreement is not, in default under any of its obligations thereunder.

    7. This Amendment shall become effective upon the satisfaction of the following conditions:

        (a) the Bank shall have received a copy hereof, duly executed and delivered on behalf of each Company;

        (b) the Bank shall have received the Amended and Restated Revolving Note, substantially in the form of Exhibit A hereto,
                                             ---------
duly executed and delivered on behalf of each Company;

        (c) the Bank shall have received the Fourth Amendment of Mortgage and Security Agreement, substantially in the form of Exhibit B hereto, duly executed and delivered by E & B Marine
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Supply, Inc., a New Jersey corporation (the "Fourth Mortgage
                                             ---------------
Amendment", and together with this Amendment and the Amended and
- ---------
Restated Revolving Note, the "Amendment Documents");
                              -------------------

        (d) the Bank shall have received a favorable opinion, dated as of the date of this Amendment, of Haythe & Curley, counsel to the Companies, in form and content reasonably satisfactory to the Bank;

        (e) the Bank shall have received an amendment fee in the amount of $10,000;

        (f) the Bank shall have received a certificate of the Secretary or an Assistant Secretary of each Company, dated the date of this Amendment, as to the incumbency and signature of each officer signing each of the Amendment Documents to which such Company is a party and any other certificate or other document to be delivered pursuant thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

        (g) the Bank shall have received a certificate of the Secretary or an Assistant Secretary of each Company, dated as of the date of this Amendment, certifying the Governing Documents of each Company;

        (h) the Companies shall have paid all expenses of the Bank, including, without limitation, reasonable counsel fees, in connection with the preparation, execution and delivery of this Amendment and all other documents and instruments to be executed and delivered pursuant hereto or in connection herewith, and the transactions contemplated hereby; and

        (i) all legal and other matters in connection with this Amendment and the transactions contemplated hereby shall be reasonably satisfactory to the Bank and its counsel.

     8. E&B Marine and the other Companies shall use their best efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties to the Merger Agreements in doing, all things necessary, proper or advisable to consummate the transactions contemplated under the Merger Agreements (the "Merger"). Without limiting any
                                  ------
obligations of the Companies under the Credit Documents, the Companies shall furnish to the Bank (i) prompt written notice of any circumstances that could delay beyond July 5, 1996 or adversely affect the consummation of the Merger and (ii) any other information regarding the Merger as may be reasonably requested by the Bank. E&B Marine and the other Companies shall not commit a breach or default under any of the Merger Agreements that results in a termination thereof.

     9. Nothing contained in this Amendment or otherwise shall be construed or deemed to be (i) a consent, approval or acquiescence by the Bank to the Merger Agreements or the Merger, (ii) a waiver of any of the covenants or other obligations of the Companies under the Credit Documents (including, without limitation, the provisions of Section 9 of the Credit Agreement) or (iii) a waiver of any of the rights and remedies the Bank may have under the Credit Documents, at law, in equity or otherwise (whether or not the Merger is consummated). Nothing shall obligate the Bank to extend the period of the increases in the Revolving Loans Commitment or the Borrowing Base contemplated hereunder beyond August 1, 1996 or to otherwise modify any of the terms and conditions of the Credit Documents.

     10. From and after the effectiveness hereof, and without limiting the generality of the Credit Documents, the Obligations secured by the Collateral pursuant to the Security Documents shall include, among other things, the Revolving Loans as increased hereby.

     11. This Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement.

     12. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New
Jersey, without giving effect to principles of conflicts law.

     13. Except as amended and otherwise modified hereby and by the other Amendment Documents, the Credit Agreement and the other
Credit Documents shall remain in full force and effect in accordance with their respective terms.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                         E&B MARINE INC., a Delaware corporation



                         By: /s/Walfrido A. Martinez
                             ___________________________
                             Name:  Walfrido A. Martinez
                             Title: Senior Vice President and
                                    Chief Financial Officer


                         CENTRAL MARINE SUPPLY INC., a New Jersey corporation



                         By: /s/Walfrido A. Martinez
                            ___________________________
                            Name:  Walfrido A. Martinez
                            Title: Vice President and Chief
                                   Financial Officer


                         E & B MARINE SUPPLY, INC., a New Jersey
                         corporation



                         By: /s/Walfrido A. Martinez
                            ___________________________
                            Name:  Walfrido A. Martinez
                            Title: Vice President and Chief
                                   Financial Officer


                         E & B MARINE SUPPLY, INC., a Maryland
                         corporation



                         By: /s/Walfrido A. Martinez
                            ___________________________
                            Name:  Walfrido A. Martinez
                            Title: Vice President and Chief
                                   Financial Officer

                         E&B MARINE SUPPLY (FLORIDA) INC., a
                         Delaware corporation



                         By: /s/Walfrido A. Martinez
                            ___________________________
                            Name:  Walfrido A. Martinez
                            Title: Vice President and Chief
                                   Financial Officer


                         JAMES BLISS & CO., INC., a Massachusetts corporation



                         By: /s/Walfrido A. Martinez
                            ___________________________
                            Name:  Walfrido A. Martinez
                            Title: Vice President and Chief
                                   Financial Officer


                         GOLDBERGS' MARINE DISTRIBUTORS, INC., a
                         Delaware corporation



                         By: /s/Walfrido A. Martinez
                            ___________________________
                            Name:  Walfrido A. Martinez
                            Title: Vice President and Chief
                                   Financial Officer


                         SEA RANGER MARINE INC., a Delaware
                         corporation



                         By: /s/Walfrido A. Martinez
                            ___________________________
                            Name:  Walfrido A. Martinez
                            Title: Vice President and Chief
                                   Financial Officer


                         KRISTA CORPORATION, a Delaware
                         corporation



                         By: /s/Walfrido A. Martinez
                            ___________________________
                            Name:  Walfrido A. Martinez
                            Title: Vice President and Chief
                                   Financial Officer

                         UNITED JERSEY BANK



                         By: /s/Robert Williams
                            _______________________
                            Name:  Robert Williams
                            Title: Vice President